Segments and Geographic Areas	12 Months Ended
Dec. 31, 2014
Segment Reporting [Abstract]
Segments and Geographic Areas
Segments and Geographic Areas
Pacific Drilling is an international offshore drilling contractor providing drilling services to the oil and natural gas industry through the use of high-specification rigs. Our primary business is to contract our ultra-deepwater rigs, related equipment and work crews, primarily on a dayrate basis, to drill wells for our clients.
Our drillships are part of a single, global market for contract drilling services and can be redeployed globally due to changing demands. We consider the operations of each of our drillships to be an operating segment. We evaluate the financial performance of each of our drillships and our overall fleet based on several factors, including revenues from clients and operating profit. The consolidation of our operating segments into one reportable segment is attributable to how we manage our fleet, including the nature of our services provided, type of clients we serve and the ability of our drillships to operate in a single, global market. The accounting policies of our operating segments are the same as those described in the summary of significant accounting policies (Note 2).
As of December 31, 2014, the Pacific Bora, the Pacific Scirocco and the Pacific Khamsin were located offshore Nigeria, the Pacific Mistral was located offshore Brazil and the Pacific Santa Ana and the Pacific Sharav were located offshore the United States. As of December 31, 2014, the Pacific Meltem was mobilizing and the Pacific Zonda was located in South Korea, where it is under construction by SHI.
During the years ended December 31, 2014, 2013 and 2012, the percentage of revenues earned by geographic area, based on drilling location, is as follows:

	Years Ended December 31,
	2014	2013	2012
Nigeria	60.2%	52.1%	63.6%
Gulf of Mexico	24.5%	26.1%	14.3%
Brazil	15.3%	21.8%	22.1%